Exhibit 99.1

First Quarter 2016 Investor Update

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “Cautionary Statement Regarding Forward-Looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed with the Securities and Exchange Commission on May 12, 2016 and “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission on March 29, 2016. This electronic presentation is provided as of May 18, 2016. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Strategic Focus Vogtle 3 & 4 Construction Update Operations Update Member System Update Secured Debt & Indenture Financial Results Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3

Vogtle 3 & 4 Financial Integrity Environmental 2015 Top Issues 2016 Top Issues Vogtle 3 & 4 Construction Fuel Transportation Top Strategic Issues Fuel Liquidity Credit Ratings Rate Competitiveness Nuclear Decommissioning Funding Climate Change Initiatives Combustion by-Products Environmental Regulation & Legislation Vogtle 3 & 4 Construction Climate Change Initiatives Coal Combustion Residuals/ Effluent Limitations Guidelines Environmental Regulation & Legislation Liquidity Credit Ratings Rate Competitiveness Nuclear Decommissioning Funding Fuel Transportation: Natural Gas 4

Projected Member Power Supply Oglethorpe Power is not the all-requirements supplier to our members. However, as our members have power supply needs in the future, additional generation through Oglethorpe is an option for consideration (after completion of Vogtle 3 & 4). 5 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 MW Total Existing Capacity Vogtle Expansion Total Contract Resources Net Requirements Load plus Reserves

Overview 30% share (660 MW) of 2,200 MW Westinghouse AP1000 units at existing Vogtle site. Settlement Agreement affirmed In-Service dates of June 2019 and June 2020 for Units 3 & 4, respectively, with Project Budget remaining at $5.0 billion. Fluor expanding the craft labor force to support ramp up in construction activities. Vogtle 3 & 4 Project Update $3.0 billion spent through 3/31/2016 Actuals Forecasts DEC 2011 DCD Final Rule Effective MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete FEB 2014 Start of DOE Funding NOV 2013 Unit 4 First Nuclear Concrete 2017 2016 2015 2014 2013 2012 2011 2010 2009 2007 2008 2018 2006 2005 2019 2020 JUN 2020 Unit 4 In-Service DEC 2015 Settlement Agreement with Contractors DEC 2018 Unit 3 Fuel Load DEC 2019 Unit 4 Fuel Load JUN 2019 Unit 3 In-Service 6 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 (Billions)

Vogtle Construction Update – Unit 3

OglethorpePower



Progress

- Set Shield Building Course 3 panels
- Received first Reactor Coolant Pump
- Placed concrete inside containment to EL 96' (west)
- Set Generator Stator and Deaerator in Turbine Building

Look Ahead

- Set CA03 and CA02 modules inside containment
- Continue Shield Building panel erection
- Delivery of remaining Reactor Coolant Pumps
- East side cylindrical wall to EL 100'





7

Vogtle Construction Update – Unit 4 Progress Look Ahead Completed Cooling Tower Veil at 601’ Completed Nuclear Island exterior walls to EL 100’ Started Annex Building basemat Finished welding of condenser upper shells A&B to lower shells Continue Assembly of CA01 and CA20 modules Place concrete inside containment to EL 80’6” Set CA05 inside containment Place concrete under containment to EL 96’ (west) 8

First Quarter Capacity Factor Comparison Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 9 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatta- hoochee T.A. Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2015 2016

Members’ Load1 MWh Sales of 37 million in 2015. Average Residential Revenue of 10.9 cents/kWh in 2015. 66% residential. Serve 1.9 million meters, representing approximately 4.2 million people. Covers 38,000 square miles, or 65% of Georgia. Includes 151 out of 159 counties in Georgia. No residential competition. Exclusive right to provide retail service in designated service territories. Competition only at inception for C&I loads in excess of 900kW. Member Systems at a Glance = Oglethorpe’s Members Members’ Service Territory and Competition Member Average Financial Ratios1 TIER: 2.47x Equity/Assets: 41% Equity/Total Capitalization: 49% Members’ Aggregate Financial Metrics1 Total Annual Revenues: $3.9 billion Total Net Margins: $241 million Total Patronage Capital: $3.2 billion Total Assets: $7.7 billion Note: Oglethorpe’s debt is not the direct obligation of the Members and, as a result, the capital of the Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness. Revenue Contribution to Oglethorpe In 2015, Cobb EMC and Sawnee EMC and accounted for 13.1% and 10.4% of our total revenues, respectively. No other Member over 10%. 10 2015 Member Customer Base by MWh Sales Residential Service 66% Commercial & Industrial 30% Other 4%

Members’ Stable Financial History Note: For detailed financial and statistical information (2013-2015) on Oglethorpe’s Members, see Exhibit 99.1 filed with Oglethorpe’s Form 10-Q for the quarter ended 3/31/2016. 11 0 2,000 4,000 6,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Millions Total Operating Revenve - 1.00 2.00 3.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 TIER 32% 36% 40% 44% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Equity to Assets 40% 45% 50% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Equity to Total Capitalization

Members’ Rates are Competitive (b) 2015 Rates range from 9.4 to 13.9 cents per kWh for Oglethorpe’s 38 Members. Source: Georgia Power Company Form 10-K. U.S. Residential Retail Average for 2015 was 12.67 cents per kWh (source: U.S. Energy Information Administration). 12 8.0 9.0 9.0 9.0 9.8 10.3 10.0 10.4 10.8 11.0 11.0 10.9 7.7 8.7 8.9 9.1 10.0 10.2 10.4 11.9 11.6 12.0 12.4 12.2 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Residential Retail Rate Comparison (Cents per kWh) Oglethorpe Member Average Georgia Power (a)

Oglethorpe’s Debt Portfolio and Loan Status 13 (a) This debt is issued under Oglethorpe’s First Mortgage Indenture and is secured equally and ratably by a lien on substantially all our owned tangible and certain of our intangible assets. (b) RUS and DOE guaranteed loans are funded through Federal Financing Bank. RUS and DOE Guaranteed Loan Status as of April 30, 2016 (b) Oglethorpe’s Secured Debt Portfolio as of April 30, 2016(a) $7.9 billion 4.43% Weighted Average Rate 4.2% Rate 3.6% Rate 4.1% Rate 13 5.4% Rate 3.2% Rate RUS - $2.6 billion Taxable Bonds - $3.05 billion DOE - $1.2 billion Tax Exempt - $1 billion CoBank/ CFC - $17 million Purposed/Use of Proceeds Approved Advanced Remaining Amount RUS Approved Loans 560,853,000 $ 457,673,005 $ 103,179,995 $ DOE Loan for Vogtle 3&4 3,057,069,461 $ 1,194,748,825 $ 1,862,320,636 $

All of our long-term debt (95% of total debt) is secured equally and ratably under the First Mortgage Indenture (FMI). FMI constitutes a lien on substantially all of our currently owned and after-acquired property (including the Member wholesale power contracts and certain other material contracts). Additional debt can be secured under the FMI on the basis of, among other things: Up to 90.1% of certified property additions. Retired or defeased debt. 80% of certified progress payments under qualifying EPC Contracts. We currently have slightly over $800 million of issuing capacity under the FMI, plus ~$450 million of capacity pending certification. FMI requires a minimum Margins For Interest (MFI) Ratio on secured debt of 1.10X (like TIER, but only for secured debt). We are targeting a 1.14 MFI Ratio during the Vogtle 3 & 4 construction period. FMI restricts distributions of patronage capital (equity) until a 20% equity to total capitalization ratio is achieved. At year-end 2015 our equity ratio was 9.5%. Oglethorpe’s Indenture & Secured Debt 14

Credit Ratings 15 Moody’s Standard & Poor’s Fitch Baa1 Stable Outlook A Negative Outlook (since November 2015) A Negative Outlook (since April 2013) Current Credit Ratings for Secured Long-Term Debt Credit ratings were recently affirmed in April 2016 in conjunction with a $250 million taxable first mortgage bond offering*. * Proceeds were used to finance Smith carrying costs and refinance commercial paper that was used to finance Vogtle 3 & 4 interest rate hedge premiums in 2011 and a small amount for Vogtle 3&4 construction costs.

Expect to renew or replace bilateral bank credit facility with J.P. Morgan, expiring in November 2016. Provides letter of credit enhancement for Series 2009 tax-exempt VRDBs. Continue to monitor potential refunding of $122 million tax-exempt auction rate securities. This may occur as early as 2016 year end, but timing subject to short-term interest rate moves. Upcoming Financing Activities 16

Income Statement Excerpts 17 Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2016 budget also includes a 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. Three Months Ended Year Ended March 31, December 31, ($ in thousands) 2016 2015 2015 2014 2013 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $348,097 $308,776 $1,219,052 $1,314,869 $1,166,618 Sales to Non-Members 64 31,002 130,773 93,294 78,758 Operating Expenses 277,068 271,518 1,092,367 1,148,766 1,013,852 Other Income 14,624 12,708 52,030 46,371 43,433 Net Interest Charges 65,119 65,599 261,147 259,133 233,477 Net Margin $20,598 $15,369 $48,341 $46,635 $41,480 Margins for Interest Ratio(a) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.47 6.76 6.64 6.52 6.29 Sales to Members (MWh) 5,380,861 4,567,689 18,371,558 20,154,108 18,549,886

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in a credit agreement that currently requires a minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 18 March 31, December 31, ($ in thousands) 2016 2015 2014 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,661,811 $4,670,310 $4,582,551 CWIP 2,958,677 2,868,669 2,374,392 Nuclear Fuel 387,207 373,145 369,529 Total Electric Plant 8,007,695 7,912,124 7,326,472 Cash and Cash Equivalents 111,093 213,038 237,391 Total Assets $10,080,403 $10,059,783 $9,448,820 Capitalization: Patronage Capital and Membership Fees $830,063 $809,465 $761,124 Accumulated Other Comprehensive Margin (Deficit) 342 58 468 Subtotal $830,405 $809,523 $761,592 Long-term Debt and Obligations under Capital Leases $7,499,908 $7,387,655 7,116,033 Other 17,857 17,561 16,434 Total Capitalization 8,348,170 8,214,739 7,894,059 Plus: Unamortized debt issuance costs and bond discounts on LT debt 97,301 97,988 101,939 Plus: Long-term Debt and Capital Leases due within one year 189,938 189,840 160,754 Total Long-Term Debt and Equities $8,635,409 $8,502,567 $8,156,752 Equity Ratio(a) 9.6% 9.5% 9.3%

Liquidity Net Margin Wholesale Power Cost Interim Financing Balance Sheet Electric Plant Average Cost of Funds: 0.65% (dollars in millions) Secured LT Debt (4.30.2016): $7.9 billion Weighted Average Cost: 4.43% Equity/Capitalization Ratio (3.31.2016): 9.6% 2016 1.14 MFI April 30, 2016 2016 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. 19 2016 2016 Long Term Debt Vogtle 3 & 4 Interim Financing, $ 337 , 100% ($200) $0 $200 $400 $600 DOE Taxable RUS $525 $250 $94 $149 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Budget Actual 6.60 6.39 6.90 6.47 ¢/kWh $- $20 $40 $60 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget $1,265 1,000 $1,775 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 YE 2015 3/31/2016 $4.67 $4.66 $0.37 $0.39 $2.87 $2.96 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $10,060 $10,080

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: Additional Information 20 Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168